CGM REALTY FUND
A No-Load Fund

SUMMARY PROSPECTUS
MAY 1, 2021

Ticker Symbol: CGMRX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and more infor-mation about the Fund on-line at www.cgmfunds.com. You can also get this information at no cost by calling 800-345-4048 or by sending an email request to staff@cgmfunds.com. The Fund’s prospectus and statement of additional information, each dated May 1, 2021, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide a combination of income and long-term growth of capital.

FEE TABLE
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Schedule of Fees
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (Load) Imposed on Purchases	None
Maximum sales charge (Load) Imposed on Reinvested Dividends	None
Redemption fee	None
Exchange fee	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management fees	0.85%
Distribution (12b-1) fees	None
Other expenses	0.27%
Total annual Fund operating expenses	1.12%
Fees waived and/or expenses reimbursed (1)	(0.05)%
Total annual Fund operating expenses after waiving fees and/or reimbursing expenses	1.07%
(1) The investment adviser has agreed to waive its fees and/or reimburse expenses of the Fund to the extent necessary to reduce the Fund's total annual operating expenses by 0.05%. This arrangement is in effect through April 30, 2022 and may not be terminated prior to that date without the consent of the Fund's Board of Trustees.
Example
The example that follows is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for
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the time periods indicated and then redeem your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years:	1	3	5	10
Cost (with or without redemption):	$109	$351	$612	$1,359
Portfolio Turnover
The Fund pays transaction costs such as commissions, when it buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 567% of the average value of its portfolio.

INVESTMENT STRATEGIES, RISKS, AND PERFORMANCE
Summary of Principal Investment Strategies
The Fund invests primarily in equity securities of companies in the real estate industry, including real estate investment trusts (“REITs”). Under normal circumstances, the Fund expects to invest at least 80% of its assets in these securities. The Fund considers a company to be in the real estate industry if construction, ownership, management, financing or sales of residential, commercial or industrial real estate account for at least 50% of its gross revenues or net profits. Companies in the real estate industry include those with significant real estate holdings, such as hotel chains and mining, lumber and paper companies. The Fund may invest up to 20% of its assets in equity or debt securities of companies outside the real estate
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industry. For example, the Fund has invested in financial institutions and manufacturers of consumer goods. The debt and fixed income securities in which the Fund may invest may be of any credit quality (including below investment grade securities commonly referred to as “junk bonds”) and of any maturity.
The Fund may invest in securities of issuers of any size. The Fund may invest in the securities of U.S. and foreign issuers. There is no limit on the extent to which the Fund may invest in foreign companies or be exposed to issuers from any particular country. The Fund may, from time to time, invest a significant portion of the Fund’s assets in a small number of companies. The Fund’s investment adviser employs a flexible investment style and seeks to take advantage of opportunities as they arise. As a consequence of the Fund’s investment strategy, the Fund generally has a high rate of portfolio turnover.
Summary of Principal Risks
The Fund has a long–term approach to achieve its investment objective and is not appropriate for investors that do not intend to hold the fund over a long term. You may lose money if you invest in the Fund. The following is a summary description of certain risks of investing in the Fund:
Real Estate Industry and Market Risk. Fund performance may be negatively affected by factors with an adverse effect on companies in the real estate industry, such as changes in property values, taxes, interest rates, occupancy rates, government regulations, potential liability under environmental and hazardous waste laws, and, for companies engaged in activities relating to natural resources, factors affecting the value of the products they extract or produce.
Industry/Sector Exposure Risk. The Fund's performance could be negatively affected if it invests heavily in an industry or in a sector that performs poorly.
Market Risk. You may lose money on your investment due to a fall in prices of stocks or periods of below-average performance in the
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stock market or due to specific conditions that affect particular industries or issuers.
Risk of Investing in Fewer Issuers. If the Fund invests in larger positions in a smaller number of issuers, the Fund will be more susceptible to events negatively affecting those issuers. The Fund may invest in issuers whose securities react similarly to specific economic, market, political or other developments, which increases the risk associated with investing in fewer issuers.
Management Risk. The Fund is subject to management risk because it is actively managed and the Fund is generally invested in a small number of securities and industries. Factors that may be difficult to predict, like changes in interest rates or securities valuations, may not lead to the results intended by the investment adviser and may have an adverse effect on the value or performance of the Fund.
Foreign Securities Risk. Investments in foreign issuers are subject to risks of possible adverse political and economic developments abroad. Foreign securities markets may be less liquid and more volatile than U.S. markets. Foreign investments may also involve risks of changes in foreign currency exchange rates. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
Small and Medium-Sized Companies Risk. The Fund’s investments in small and medium-sized companies involve greater risk than is typically associated with larger, more established companies because these securities may be more volatile and are more likely to have returns that vary significantly from the overall markets.
Key Personnel Risk. If one or more key individuals become unavailable to the investment adviser, including the Fund’s portfolio manager, who is important to the management of the Fund’s assets, the Fund could suffer material adverse effects, including substantial share redemptions that could require the Fund to sell portfolio
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securities at times when markets are not favorable and/or result in increased expenses to the Fund.
Recent events. The novel coronavirus (COVID-19) pandemic has resulted in extreme volatility and major disruption to economies and markets around the world, including the United States. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances could continue for an extended period of time, and could result in substantial investment losses. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, cannot accurately be predicted. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.
Past Performance
The following total return information provides some indication of the risks of investing in the Fund by showing the changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years compared to the Standard & Poor's 500 Index ("S&P 500 Index"), a broad based measure of market performance and the Standard & Poor's United States REIT Index ("S&P U.S. REIT Index"). The S&P U.S. REIT Index defines and measures the investable universe of publicly traded real estate investment trusts domiciled in the United States. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 800-345-4048.
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During the 10-year period shown in the bar chart, the highest quarterly return was 25.83% for the quarter ended 6/30/20 and the lowest quarterly return was -35.40% for the quarter ended 3/31/20.

Year-by-Year Total Return
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
1.03%
10.56%
9.91%
21.79%
-2.33%
2.69%
32.85%
-20.21%
3.92%
-3.62%
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
(as of 12/31 each year)

Average Annual Total Returns (for the periods ended 12/31/20)
	One Year	Five Years	Ten Years
FUND
Return before taxes	(3.62)%	1.74%	4.76%
Return after taxes on distributions	(3.87)%	(0.17)%	2.99%
Return after taxes on distributions and sale of Fund shares	(2.06)%	0.77%	3.34%
S&P 500 INDEX (reflects no deduction for fees, expenses or taxes)
	18.40%	15.22%	13.88%
S&P U.S. REIT INDEX (reflects no deduction for fees, expenses or taxes)
	(7.52)%	4.62%	8.17%
After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. "Return after taxes on distributions and sale of Fund shares" may be higher than other figures for the same period if a capital loss occurs upon redemption that results in an assumed tax deduction for the shareholder.
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FUND MANAGEMENT
The Fund’s investment adviser is Capital Growth Management Limited Partnership. Ken Heebner is the portfolio manager and has managed CGM Realty Fund since its inception in 1994.

PURCHASE AND SALE OF FUND SHARES
The minimum initial investment is $2,500 for regular accounts and $1,000 for retirement plans and UGMA/UTMA accounts. Subsequent investments must be at least $50.
You may sell shares of the Fund by sending a written request for a check, wire transfer or Automated Clearing House (“ACH”) redemption to your bank or by making a telephone request (if you have elected this option) for redemption by check, wire transfer or ACH to your bank.

TAX INFORMATION
Distributions you receive from the Fund may be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax–advantaged retirement account, such as an individual retirement account or employer sponsored retirement plan.

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker-dealer or other financial intermediary, the Fund’s investment adviser may pay the intermediary periodic maintenance fees for establishing and maintaining accounts through which Fund shares are held. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or their personnel to recommend the Fund over another investment. Please contact CGM Funds at 800-345-4048 for more information.
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FOR MORE INFORMATION
CGM Shareholder Services
The CGM Funds
c/o DST Asset Manager Solutions, Inc.
P.O. Box 219252
Kansas City, MO 64121-9252
Call 800-343-5678 for additional information about:
•Account Procedures
•Purchases
•Redemptions
•Exchanges

CGM Realty Fund
c/o The CGM Funds
38 Newbury St., 8th Fl.
Boston, MA 02116

Call 800-345-4048 for information about:
•New Account Procedures and Status
•Prospectus & SAI
•Annual/Semi-Annual/Quarterly Reports
•Performance
•Proxy Voting Policies and Voting Records
•Other Information about the Fund
For certain forms and additional fund information, please visit us on the web at www.cgmfunds.com.

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RFSP21                 SEC File No. 811-00082